                                                                  Exhibit 10.49

                          REVOLVING CREDIT AGREEMENT
                          --------------------------

     This REVOLVING CREDIT AGREEMENT (this "Agreement") is made as of May 14, 1997, by and among CMG INFORMATION SERVICES, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 100 Brickston Square, First Floor, Andover, Massachusetts 01810, BANKBOSTON, N.A. (f/k/a THE FIRST NATIONAL BANK OF BOSTON), a national banking association, and the other lending institutions listed on Schedule 1 hereto and BANKBOSTON, N.A. as agent for
                       -------- -
itself and such other lending institutions.

                                1. DEFINITIONS:
                                   -----------

     Certain capitalized terms are defined below:

     Accounts:  All rights of the Borrower or any of its Subsidiaries to any
     --------
payment of money for services rendered, goods sold, leased or otherwise marketed in the ordinary course of business, whether evidenced by or under or in respect of a contract or instrument, and to all proceeds in respect thereof.

     Affiliate:  Any Person that would be considered to be an affiliate of the
     ---------
Borrower under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower were issuing securities.

     Agent:  BankBoston, N.A. acting as agent for the Banks.
     -----

     Agent's Head Office:  The Agent's head office located at 100 Federal
     ------- ---- ------
Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time.

     Agreement:  See the preamble, which term shall include this Agreement and
     ---------
the Schedules and Exhibits hereto, all as amended and in effect from time to time.

     Assignment and Acceptance:  See (S)11.
     -------------------------

     Balance Sheet Date:  July 31, 1996.
     ------------------

     BankBoston:  BankBoston, N.A., a national banking association, in its
     ----------
individual capacity.

     Banks:  BankBoston and the other lending institutions listed on Schedule 1
     -----                                                           -------- -
hereto and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to (S)11.

     Base Rate:  The higher of (a) the annual rate of interest announced from
     ---------
time to time by BankBoston at its head office as its "base rate" and (b) one-half of one percent (1/2%) above the Federal Funds Effective Rate.

     Base Rate Loans:  Revolving Credit Loans bearing interest calculated by
     ---------------
reference to the Base Rate.

     Blackxxun:  Blackxxun Interactive Inc..
     ---------

     Borrower:  See the preamble.
     --------

     Borrowing Base:  At the relevant time of reference thereto, an amount
     --------------
determined by the Agent by reference to the most recent Borrowing Base Report which is equal to fifty percent (50%) of (a) the Determined Value of the Borrower's Unrestricted Public Equity Security Investments less (b) the
                                                           ----
estimated federal or state taxes and transaction costs due to the United States or any state thereof upon or after the liquidation of such shares as a result of such liquidation.

     Borrowing Base Report:  A report, with supporting details satisfactory to
     ---------------------
the Agent and the Banks, setting forth the Borrower's computation of the Borrowing Base, such report to be in the form of the Exhibit A attached hereto.
                                                     ------- -

     Business Day:  Any day on which banking institutions in Boston,
     ------------
Massachusetts, are open for the conduct of a substantial part of its commercial banking business generally and, in the case of LIBOR Rate Loans, also a day which is a LIBOR Business Day.

     Capitalized Leases:  Leases under which the Borrower or any of its
     ------------------
Subsidiaries is the Lessee or obligor, the discounted, future rental payment obligations under which are required to be capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries in accordance with GAAP.

     Charter Documents:  In respect of any entity, the certificate or articles
     -----------------
of incorporation or organization and the by-laws of such entity, or other constitutive documents of such entity.

     Closing Date:  The first date on which the conditions set forth in (S)6
     ------------
have been satisfied and any Revolving Credit Loans are to be made.

     CMG@Ventures I:  CMG@Ventures I, L.P., a Delaware limited partnership.
     --------------

     CMG@Ventures II:  CMG@Ventures II, L.P., a Delaware limited partnership.
     ---------------

     Commitment:  With respect to each Bank, the amount set forth on Schedule 1
     ----------                                                      -------- -
hereto as the amount of such Bank's commitment to make Revolving

Credit Loans to the Borrower, as the same may be reduced from time to time or terminated hereunder.

     Commitment Percentage:  With respect to each Bank, the percentage set forth
     ---------------------
on Schedule 1 hereto as such Bank's percentage of the aggregate Commitments of
   -------- -
all the Banks.

     Compliance Certificate:  See (S)7.1(a)(iv) hereof.
     ----------------------

     Consent:  In respect of any person or entity, any permit, license or
     -------
exemption from, approval, consent of, registration or filing with any local, state or federal governmental or regulatory agency or authority, required under applicable law.

     Consolidated Assets:  All assets of the Borrower and its Subsidiaries
     -------------------
determined on a consolidated basis in accordance with GAAP.

     Consolidated Liabilities:  All liabilities of the Borrower and its
     ------------------------
Subsidiaries determined on a consolidated basis in accordance with GAAP and all Indebtedness of the Borrower and its Subsidiaries, whether or not so classified.

     Consolidated Tangible Net Worth:  The excess of Consolidated Assets over
     -------------------------------
Consolidated Liabilities, and less the sum of:
                              ----

          (a) the total book value of all assets of the Borrower and its Subsidiaries properly classified as intangible assets in accordance with GAAP, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; plus
                                    ----

          (b) all amounts representing any write-up in the book value of any assets of the Borrower or its Subsidiaries resulting from a revaluation thereof subsequent to the Balance Sheet Date, except for the write-up, if any, in unrealized gains recorded on securities available for sale; plus
                                                                         ----

          (c) to the extent otherwise includable in the computation of Consolidated Tangible Net Worth, any subscriptions receivable.

     Consolidated Total Debt Service:  For any period, all scheduled mandatory
     -------------------------------
payment of principal on Indebtedness and Capitalized Leases of the Borrower and its Subsidiaries made or required to be made in that period plus the
                                                            ----
Consolidated Total Interest Expense of the Borrower and its Subsidiaries for such period; provided, however, when calculating Consolidated Total Debt Service
             --------  -------
for purposes of compliance with (S)7.3(b) hereof, Consolidated Total Debt Service shall exclude for such period (i) all Indebtedness of SalesLink, Blackxxun and, to the extent not guaranteed by the Borrower, of CMG@Ventures I and CMG@Ventures II; (ii) any mandatory payments of principal of Revolving Credit

Loans and (iii) any mandatory payments of principal on Indebtedness of Long Lane Trust.

     Consolidated Total Interest Expense.  For any period, the aggregate amount
     -----------------------------------
of interest required to be paid or accrued by the Borrower and its Subsidiaries during such period on all Indebtedness of the Borrower and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capitalized Leases and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

     Conversion Request:  A notice by the Borrower to the Agent of the
     ------------------
Borrower's election to convert or continue a Revolving Credit Loan in accordance with (S)2.3 hereof.

     Default:  An event or act which with the giving of notice and/or the lapse
     -------
of time, would become an Event of Default.

     Determined Value:  At the relevant time of reference thereto, that value
     ----------------
which is determined by reference to the average of the last sales price of a share of the Unrestricted Public Equity Investment reported on the principal national securities exchange on which it is listed.

     Domestic Lending Office:  Initially, the office of each Bank designated as
     -----------------------
such in Schedule 1 hereto; thereafter, such other office of such Bank, if any,
        -------- -
located within the United States that will be making or maintaining Base Rate Loans.

     Drawdown Date:  The date on which any Revolving Credit Loan is made or is
     -------------
to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with (S)2.3.

     Eligible Assignee:  Any of (a) a commercial bank or finance company
     -----------------
organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the Untied States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with GAAP; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development ( the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided, that such bank is acting through a branch or agency
                --------
located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; and (e) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.

     Environmental Laws:  All laws pertaining to environmental matters,
     ------------------
including without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, in each case as amended, and all rules, regulations, judgments, decrees, orders and licenses arising under all such laws.

     ERISA:  The Employee Retirement Income Security Act of 1974, as amended,
     -----
and all rules, regulations, judgments, decrees, and orders arising thereunder.

     Eurocurrency Reserve Rate:  For any day with respect to a LIBOR Rate Loan,
     -------------------------
the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Event of Default:  Any of the events listed in (S)8 hereof.
     ----------------

     Federal Funds Effective Rate:  For any day, the rate per annum equal to the
     ----------------------------
weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent.

     Financials:  In respect of any period, the consolidated balance sheet of
     ----------
any Person and its Subsidiaries as at the end of such period, and the related statement of income and consolidated statement of cash flow for such period, each setting forth in comparative form the figures for the previous comparable fiscal period, all in reasonable detail and prepared in accordance with GAAP.

     GAAP:  Generally accepted accounting principles consistent with those
     ----
adopted by the Financial Accounting Standards Board and its predecessor, (a) generally, as in effect from time to time, and (b) for purposes of determining compliance by the Borrower with its financial covenants set forth herein, as in effect for the fiscal year therein reported in the most recent Financials submitted to the Agent prior to execution of this Agreement.

     Indebtedness:  In respect of any entity, all obligations, contingent and
     ------------
otherwise, that in accordance with GAAP should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto (excluding operating leases, if any), including in any event and whether or not so classified, where the underlying obligation appears on the balance sheet of such entity: (a) all debt and similar monetary obligations, whether direct or indirect, (b) all liabilities secured by Liens, whether or not the liability secured thereby shall have been assumed, (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise and (d) all liabilities in respect of bankers' acceptances.

     Interest Payment Date:  (a) As to any Base Rate Loan, the last day of the
     ---------------------
calendar month which includes the Drawdown Date thereof; and (b) as to any LIBOR Rate Loan in respect of which the Interest Period is (i) ninety (90) days or less, the last day of such Interest Period and (ii) more than ninety (90) days, the date that is ninety (90) days from the first day of such Interest Period and, in addition, the last day of such Interest Period.

     Interest Period:  With respect to each Revolving Credit Loan (a) initially,
     ---------------
the period commencing on the Drawdown Date of such Revolving Credit Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request (i) for any Base Rate Loans, the last day of the calendar month; and (ii) for any LIBOR Rate Loan, 1, 2, or 3 months; and (b) thereafter each period commencing on the last day of the immediately preceding Interest Period applicable to such Revolving Credit Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to
                    --------
Interest Periods are subject to the following:

          (a) if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a LIBOR Business Day, that Interest Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding LIBOR Business Day;

          (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

          (c) If the Borrower shall fail to give notice as provided in (S)2.3, the Borrower shall be deemed to have requested a conversion of the affected LIBOR Rate Loan to a Base Rate Loan and the continuance of all Base

     Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

          (d) any Interest Period relating to any LIBOR Rate Loan that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last LIBOR Business Day of a calendar month; and

          (e) any Interest period relating to any LIBOR Rate Loan that would otherwise extend beyond the Revolving Credit Loan Maturity Date shall end on the Revolving Credit Loan Maturity Date.

     Investment Policy:  The Borrower's investment policy set forth on Schedule
     -----------------                                                 --------
2 hereto.
-

     LIBOR Business Day:  Any day on which commercial banks are open for
     ------------------
international business (including dealings in U.S. dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

     LIBOR Lending Office:  Initially, the office of each Bank designated as
     --------------------
such in Schedule 1 hereto; thereafter, such other office of such Bank, if any,
        -------- -
that shall be making or maintaining LIBOR Rate Loans.

     LIBOR Rate:  For any Interest Period with respect to a LIBOR Rate Loan, the
     ----------
rate of interest equal to (a) the rate determined by the Agent at which U.S. dollar deposits for such Interest Period are offered based on information presented on Telerate Page 3750 (or any successor publication or source selected by the Bank in its reasonable discretion) at 11:00 a.m. (London time) on the second LIBOR Business Day, prior to the first day of such Interest Period, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

     LIBOR Rate Loans:  Revolving Credit Loans bearing interest calculated by
     ----------------
reference to the LIBOR Rate.

     Liens:  Any encumbrance, mortgage, pledge, hypothecation, charge,
     -----
restriction or other security interest of any kind securing any obligation of any entity or person.

     Loan Documents:  This Agreement and the Revolving Credit Notes, in each
     --------------
case as from time to time amended or supplemented.

     Loan Request:  See (S)2.2.
     ------------

     Loans:  The Revolving Credit Loan.
     -----

     Long Lane Trust:
     ---------------

     Majority Banks:  As of any date, (a) if there are only two (2) Banks,
     --------------
Majority Banks shall mean all of the Banks, and (b) if there are three (3) or more Banks the Banks whose aggregate Commitments constitute at least sixty six and two thirds percent (66 2/3%) of the Total Commitment.

     Materially Adverse Effect:  Any materially adverse effect on the financial
     -------------------------
condition or business operations of the Borrower and its Subsidiaries taken together or material impairment of the ability of the Borrower or any of its Subsidiaries to perform its obligations hereunder or under any of the other Loan Documents.

     Minimum Debt Service Reserve:  The amount which the Borrower and its
     ----------------------------
Subsidiaries have set aside for the making of payments of principal and interest payments on Indebtedness of the Borrower and its Subsidiaries as the same becomes due and payable.

     Obligations:  All indebtedness, obligations and liabilities of the Borrower
     -----------
and its Subsidiaries to any of the Banks and the Agent, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any other Loan Document or in respect of any of the Revolving Credit Loans made or any of the Revolving Credit Notes or any documents, agreements or instruments executed in connection therewith, or other instruments at any time evidencing any thereof.

     Person:  Any individual, corporation, partnership, trust, unincorporated
     ------
association, business or other legal entity, and any government or any governmental agency or political subdivision thereof.

     Requirement of Law:  In respect of any person or entity, any law, treaty,
     ------------------
rule, regulation or determination of an arbitrator, court, or other governmental authority, in each case applicable to or binding upon such person or entity or affecting any of its property.

     Revolving Credit Loan Maturity Date:  May 14, 1998.
     -----------------------------------

     Revolving Credit Loans:  Revolving credit loans made or to be made by the
     ----------------------
Banks to the Borrower pursuant to (S)2 hereof.

     Revolving Credit Note:  See (S)2.2(c) hereof.
     ---------------------

     SalesLink:  SalesLink Corporation, a Massachusetts corporation and wholly-
     ---------
owned Subsidiary of the Borrower.

     SalesLink Agreement:  The Revolving Credit and Term Loan Agreement dated as
     -------------------
of October 24, 1996 among SalesLink, the Borrower, Pacific Direct Marketing Corp., BankBoston, N.A. (f/k/a The First National Bank of Boston) and the other lending institutions party thereto (collectively, the "SalesLink

Banks") and BankBoston, N.A. as agent for the SalesLink Banks (the "SalesLink Agent"), as the same may be amended, modified, supplemented or restated from time to time.

     Subsidiary:  In respect of any Person, any business entity of which such
     ----------
Person at any time owns or controls directly or indirectly more than fifty percent (50%) of the outstanding shares of stock having voting power, regardless of whether such right to vote depends upon the occurrence of a contingency.

     Total Commitment:  The sum of the Commitments of the Banks, as in effect
     ----------------
from time to time.

     Unrestricted Public Equity Security Investment:  The Borrower's and/or its
     ----------------------------------------------
Subsidiary's assets and Investments consisting of the common shares of Lycos, Inc. and which shares are (a) not subject to any Liens and (b) freely marketable (including, without limitation pursuant to a private placement or secondary offering).

                         2. REVOLVING CREDIT FACILITY.
                            -------------------------

     2.1. Commitment to Lend. Upon the terms and subject to the conditions of
          ------------------
this Agreement, each of the Banks severally agrees to lend to the Borrower such sums that the Borrower may request, from the Closing Date until but not including the Revolving Credit Loan Maturity Date, up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment, provided that the sum of the outstanding
                                      --------
amount of the Revolving Credit Loans (after giving effect to all amounts requested) shall not at any time exceed the lesser of (a) the Total Commitment and (b) the Borrowing Base. Revolving Credit Loans shall be in the minimum aggregate amount of $100,000 or an integral multiple thereof.

     2.2. Requests for Loans.
          ------------------

          (a) The Borrower shall give to the Agent written notice in form and substance satisfactory to the Agent (or telephonic notice confirmed in writing in form and substance satisfactory to the Agent) of each Revolving Credit Loan being requested hereunder (a "Loan Request") (i) no later than 10:00 a.m. (Boston time) on the proposed Drawdown Date of any Base Rate Loan and (ii) no less than three (3) LIBOR Business Days prior to the proposed Drawdown Date of any LIBOR Rate Loan. Each such notice shall specify (A) the principal amount of the Revolving Credit Loan being requested, (B) the proposed Drawdown Date of such Revolving Credit Loan,
     (C) in the event the Revolving Credit Loan being requested is a LIBOR Rate Loan, the Interest Period for such Revolving Credit Loan and (D) whether such Revolving Credit Loan shall be a Base Rate Loan or a LIBOR Rate Loan. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Each Loan Request shall be irrevocable and binding upon the Borrower and shall obligate the

     Borrower to accept the Revolving Credit Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $100,000 or an integral multiple thereof.

          (b) Notwithstanding the notice requirements set forth in (S)2.2(a) and the minimum Revolving Credit Loan amount provisions contained in (S)2.1 and 2.2(a), Revolving Credit Loans may be made from time to time in the following manner: the Banks may make Revolving Credit Loans to the Borrower by entry of credits by the Agent to the Borrower's controlled disbursement account (the "Disbursement Account") with the Agent to cover checks and other charges which the Borrower has drawn or made against such Disbursement Account. The Borrower hereby requests and authorizes the Banks to make from time to time such Revolving Credit Loans by means of appropriate entries of such credits sufficient to cover checks and other charges then presented. The Borrower and the Banks may also agree to effect such other controlled disbursement arrangements as may be mutually satisfactory. The Borrower acknowledges and agrees that the making of such Revolving Credit Loans in accordance with this (S)2.2(b) shall, in each case, be subject in all respects to the provisions of this Agreement as if they were Revolving Credit Loans covered by a Loan Request, including without limitation, the limitations set forth in (S)2.1 and the requirement that the applicable provisions of (S)6 be satisfied. All actions taken by the Agent and the Banks pursuant to the provisions of this (S)2.2(b) shall be conclusive and binding upon the Borrower.

          (c) The obligation of the Borrower to repay to the Banks the principal of the Revolving Credit Loans and interest accrued thereon shall be evidenced by separate promissory notes (each a "Revolving Credit Note") dated as of the Closing Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Revolving Credit Loan Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Bank, plus interest accrued thereon, as set forth in (S)2.4 below.

     2.3. Conversion Options.
          ---------- -------

          2.3.1. Conversion to Different Loan Type. The Borrower may elect from
                 ---------- -- --------- ---- ----
     time to time to convert any outstanding Revolving Credit Loan from a Base Rate Loan to a LIBOR Rate Loan or from a LIBOR Rate Loan to a Base Rate Loan, provided that (a) with respect to any such conversion of a LIBOR
           --------
     Rate Loan to a Base Rate Loan, the Borrower shall give the Agent at least three (3) Business Day's prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a LIBOR Rate Loan, the Borrower shall give the Agent at least three (3) LIBOR Business Days prior written notice of such election; (c) with respect to any such conversion of a LIBOR Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest

     Period with respect thereto; and (d) no Revolving Credit Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its LIBOR Lending Office, as the case may be. All or any part of Revolving Credit Loans may be converted as provided herein, provided that any partial conversion shall be in an aggregate principal
     --------
     amount of $100,000 or a whole multiple thereof. Each Conversion Request relating to the conversion of a Base Rate Loan to a LIBOR Rate Loan shall be irrevocable by the Borrower.

          2.3.2. Continuation of Loan Type. Any Base Rate Loan or LIBOR Rate
                 ------------ -- ---- ----
     Loan may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in (S)2.3.1; provided that no LIBOR Rate Loan may be
                                       --------
     continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Agent active upon the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any LIBOR Rate Loan as such, then such LIBOR Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto.

          2.3.3. LIBOR Rate Loans. Any conversion to or from LIBOR Rate Loans
                 ----- ---- -----
     shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all LIBOR Rate Loans having the same Interest Period shall not be less than $100,000 or a whole multiple thereof, and there shall not be more than three (3) outstanding Revolving Credit Loans which are LIBOR Rate Loans at any time.

     2.4. Interest. So long as no Event of Default is continuing, and except
          --------
as otherwise provided herein, (a) each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending of the last day of the Interest Period with respect thereto at the rate of one half of one percent (1/2%) per annum above the Base Rate; (b) each LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate of two and one-half percent (2 1/2%) per annum above the LIBOR Rate determined for such Interest Period; and (c) the Borrower promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto. While an Event of Default is continuing, amounts payable under any of the Loan Documents shall bear interest (compounded monthly and payable on demand in respect of overdue amounts) at a rate per annum which is equal four percent (4%) above the rate of interest otherwise applicable to the Revolving Credit

Loans hereunder until such amount is paid in full or (as the case may be) such Event of Default has been cured or waived in writing by the Majority Banks (after as well as before judgment).

     2.5. Repayments and Prepayments. The Borrower hereby agrees to pay to the
          --------------------------
Agent for the benefit of the Banks on the Revolving Credit Loan Maturity Date the entire unpaid principal of and interest on all Revolving Credit Loans. If at any time the aggregate amount of all outstanding Revolving Credit Loans exceeds the lesser of (a) the Total Commitment and (b) the Borrowing Base, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application to the Revolving Credit Loans. Each prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to be extent practicable to equalize any prior payments or repayments not exactly in proportion. The Borrower may elect to prepay the outstanding principal of all or any part of any Revolving Credit Loan, without premium or penalty, in a minimum amount of $100,000 or an integral multiple thereof, upon written notice to the Agent given by 10:00 a.m. Boston time on the date of such prepayment, of the amount to be prepaid. Each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion. The Borrower shall be entitled to reborrow before the Revolving Credit Loan Maturity Date such amounts, upon the terms and subject to the conditions of this Agreement. Each repayment or prepayment of principal of any Revolving Credit Loan shall be accompanied by payment of the unpaid interest accrued to such date on the principal being repaid or prepaid. The Borrower may elect to reduce or terminate the Total Commitment by a minimum principal amount of $100,000 or an integral multiple thereof, upon written notice to the Agent given by 10:00 a.m. Boston time at least two (2) Business Days prior to the date of such reduction or termination. The Borrower shall not be entitled to reinstate the Commitments following such reduction or termination.

     2.6. Funds for Revolving Credit Loan.
          -------------------------------

          2.6.1. Funding Procedures. Not later than 11:00 a.m. (Boston time) on
                 ------------------
     the proposed Drawdown Date of any Revolving Credit Loans, each of the Banks will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by (S)6 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Revolving Credit Loans.

          2.6.2. Advances by Agent. The Agent may, unless notified to the
                 -----------------
     contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (b) the amount of such Bank's
                                  -----
     Commitment Percentage of such Revolving Credit Loans, times (c) a fraction,
                                                           -----
     the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount
                                         ----- -----
     due and owing to the Agent by such Bank. If the amount of such Bank's Commitment Percentage of such Revolving Credit Loans is not made available to the Agent by such Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

                       3. CHANGES IN CIRCUMSTANCES, ETC.
                          ------- -- -------------- ---

     3.1. Inability to Determine LIBOR Rate. In the event, prior to the
          --------- -- --------- ----- ----
commencement of any Interest Period relating to any LIBOR Rate Loan, the Agent shall determine or be notified by the Majority Banks that adequate and reasonable methods do not exist for ascertaining the LIBOR Rate that would otherwise determine the rate of interest to be applicable to any LIBOR Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event (a) any Loan Request or Conversion Request with respect to LIBOR Rate Loans shall be automatically withdrawn and shall be deemed a request for a Base Rate Loan, (b) each LIBOR Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (c) the obligations of the Banks to make LIBOR Rate Loans shall be suspended until the Agent or the Majority

Banks determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent or, as the case may be, the Agent upon the instruction of the Majority Banks shall so notify the Borrower and the Banks.

     3.2. Illegality. Notwithstanding any other provisions herein, if any
          ----------
present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain LIBOR Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and the other Banks and thereupon (a) the commitment of such Bank to make LIBOR Rate Loans or convert Base Rate Loans to LIBOR Rate Loans shall forthwith be suspended and (b) such Bank's Revolving Credit Loans then outstanding as LIBOR Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such LIBOR Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this (S)3.2, including the discounted present value of any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its LIBOR Loans hereunder.

     3.3. Changes in Circumstances. If, on or after the date hereof any Bank or
          ------- -- -------------
the Agent determines that (a) the adoption of, or any change in, any applicable law, rule, regulation or guideline or the interpretation or administration thereof (whether or not having the force of law), or (b) compliance by such Bank or the Agent or its parent holding company with any guideline, request or directive (whether or not having the force of law), (i) has the effect of reducing the return on the Bank's, the Agent's or such holding company's capital as a consequence of the Commitment or the Revolving Credit Loans to a level below that which such Bank, the Agent or such holding company could have achieved but for such adoption, change or compliance by any amount deemed by such Bank or the Agent to be material, or (ii) shall subject such Bank to any tax, duty or other charge with respect to any LIBOR Rate Loan or any Revolving Credit Note, or shall change the basis of taxation of payments to such Bank of the principal of or interest on, LIBOR Rate Loans or in respect of any other amount due under this Agreement in respect of LIBOR Rate Loans (other than with respect to taxes based upon such Bank's net income); or (iii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any LIBOR Rate Loan any such requirement included in the applicable Eurocurrency Reserve Rate) against assets of, deposits with or for the account of, or credit extended by, any Bank or the Agent, or shall impose on any Bank, the Agent or the London interbank market any other condition affecting LIBOR Rate Loans or the Revolving Credit Notes, and the result of any of the foregoing is to increase the cost to any Bank of making or maintaining any LIBOR Rate Loan, or to reduce the amount of any sum received or receivable by such Bank under this Agreement or under any Revolving Credit Note with respect to any Revolving

Credit Loan, by an amount reasonably deemed by such Bank or the Agent to be material, then such Bank or the Agent may notify the Borrower thereof. The Borrower agrees to pay to the Agent for the account of such Bank or the Agent, as the case may be, (A) the amount of the Borrower's allocable share of the amount of such reduction in the return on capital as and when such reduction is determined, upon presentation by such Bank of a statement in the amount and setting forth such Bank's calculation thereof, which statement shall be deemed true and correct absent manifest error and (B) such additional amount or amounts as will compensate such Bank for such other increased costs or reduction. Each Bank agrees to allocate shares of such reduction among the Borrower and such Bank's other customers similarly situated on a fair and non-discriminatory basis.

     3.4. Certificate. A certificate setting forth any additional amounts
          -----------
payable pursuant to (S)3.3 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

     3.5. Indemnity. The Borrower agrees to indemnify each Bank and to hold
          ---------
each Bank harmless from and against any loss, cost or expense that such Bank may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any LIBOR Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its LIBOR Rate Loans, (b) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with (S)2.2 or
(S)2.3 or (c) the making of any payment of a LIBOR Rate Loan or the making of any conversion of any such Revolving Credit Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by any Bank to lenders of funds obtained by it in order to maintain any such LIBOR Rate Loans.

                             4. FEES AND PAYMENTS.
                                -----------------

     Contemporaneously with execution and delivery of this Agreement, the Borrower shall pay to the Agent for its own account a closing fee in the amount of $50,000. The Borrower shall pay to the Agent for the Agent's own account an agent's fee at the times and in the amounts determined by the Agent and the Borrower. The Borrower shall pay to the Agent for the pro rata accounts of the
                                                       --- ----
Banks, on the first day of each calendar quarter hereafter, and upon the Revolving Credit Loan Maturity Date or the date upon which the Total Commitment is no longer in effect, a commitment fee calculated at a rate per annum which is equal to one half of one percent (1/2%) of the average daily difference by which the Total Commitment amount exceeds the aggregate sum of the outstanding Revolving Credit Loans during the preceding calendar quarter or portion thereof. All payments to be made by the Borrower hereunder or under any of the other Loan Documents shall be made in U.S. dollars in immediately available funds at the Agent's Head Office, without set-off or counterclaim and without any withholding or deduction whatsoever. Each Bank and the Agent shall be entitled to charge any account of the Borrower with such Bank for any sum due and payable by the Borrower to such Bank hereunder or under any of the other Loan Documents. If any payment hereunder is required to be made on a day which is not a Business Day, it shall be paid on the immediately succeeding Business Day, with interest and any applicable fees adjusted accordingly. All computations of interest or of the commitment fee payable hereunder shall be made by the Bank on the basis of actual days elapsed and on a 360-day year.

                      5. REPRESENTATIONS AND WARRANTIES.
                         ------------------------------

     The Borrower represents and warrants to the Banks and the Agent on the date hereof, on the date of any Loan Request, on each Drawdown Date that:

          (a) each of the Borrower and its Subsidiaries is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing in every other jurisdiction where it is doing business, and the execution, delivery and performance by each of the Borrower and its Subsidiaries of the Loan Documents to which it is a party (i) are within its corporate authority,
     (ii) have been duly authorized, (iii) do not conflict with or contravene its Charter Documents;

          (b) upon execution and delivery thereof, each Loan Document shall constitute the legal, valid and binding obligation of the Borrower and its Subsidiaries party thereto, enforceable in accordance with its terms;

          (c) each of the Borrower and its Subsidiaries has good and marketable title to all its material properties, subject only to Liens permitted hereunder, and possesses all assets, including intellectual properties, franchises and Consents, adequate for the conduct of its business as now conducted, without known conflict with any rights of others. Each of the Borrower and its Subsidiaries maintains insurance with financially responsible insurers, copies of the policies for which have been previously delivered to the Agent, covering such risks and in such amounts and with such deductibles as are customary in the each of the Borrower's or such Subsidiary's business and are adequate;

          (d) the Borrower has provided to the Agent its audited Financials as at July 31, 1996, and for the fiscal period then ended, and such Financials are complete and correct and fairly present the position of the Borrower and its Subsidiaries on a consolidated basis as at such date and for such period in accordance with GAAP consistently applied;

          (e) since July 31, 1996, there has been no materially adverse change of any kind in the Borrower or any of its Subsidiaries which would have a Materially Adverse Effect;

          (f) there are no legal or other proceedings or investigations pending or threatened against the Borrower or any of its Subsidiaries before any court, tribunal or regulatory authority which would, if adversely determined, alone or together, have a Materially Adverse Effect;

          (g) the execution, delivery, performance of its obligations, and exercise of its rights under the Loan Documents by each of the Borrower and its Subsidiaries, including borrowing under this Agreement (i) do not require any Consents; and (ii) are not and will not be in conflict with or prohibited or prevented by (A) any Requirement of Law, or (B) any Charter Document, corporate minute or resolution, instrument, agreement or provision thereof, in each case binding on it or affecting its property;

          (h) neither the Borrower nor any of its Subsidiaries is in violation of (i) any Charter Document, corporate minute or resolution, (ii) any instrument or agreement, in each case binding on it or affecting its property, or (iii) any Requirement of Law, in a manner which could have a Materially Adverse Effect, including, without limitation, all applicable federal and state tax laws, ERISA and Environmental Laws;

          (i) as of the Closing Date, the Borrower has no Subsidiaries other than those Subsidiaries set forth on Schedule 5(i)(1) hereto and neither
                                          -------- -------
     the Borrower nor any Subsidiary is a party to any partnership or joint venture except as set forth on Schedule 5(i)(2) hereto;
                                    -------- -------

          (j) no representation or warranty made by the Borrower or any of its Subsidiaries in this Agreement or any Loan Document or in any agreement, instrument, document, certificate, statement or letter furnished to the Agent or any Bank by or on behalf of the Borrower or any such Subsidiary in connection with any of the transactions contemplated by any of the Loan Documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which they are made; and

          (k) the proceeds of the Revolving Credit Loans shall be used for permitted acquisitions under (S)7.2(e) and for working capital and general corporate purposes of the Borrower and its Subsidiaries. No portion of any Revolving Credit Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

                           6. CONDITIONS PRECEDENT.
                              --------------------

     In addition to the making of the foregoing representations and warranties and the delivery of the Loan Documents and such other documents and the taking of such actions as the Agent and each Bank may require at or prior to the time of executing this Agreement, the obligation of any Bank to make any Revolving Credit Loan to the Borrower hereunder, is subject to the satisfaction of the following further conditions precedent:

          (a) each of the representations and warranties of each of the Borrower and its Subsidiaries to the Agent and the Banks herein, in any of the other Loan Documents to which such Person is a party or any documents, certificate or other paper or notice in connection herewith shall be true and correct in all material respects as of the time made or claimed to have been made;

          (b) no Default or Event of Default shall be continuing;

          (c) all proceedings in connection with the transactions contemplated hereby shall be in form and substance satisfactory to the Agent and the Banks, and the Agent and the Banks shall have received all information and documents as it may have reasonably requested;

          (d) no change shall have occurred in any law or regulation or in the interpretation thereof that in the reasonable opinion of the Agent or any Bank would make it unlawful for such Bank to make such Revolving Credit Loan;

          (e) the Borrower shall have delivered to the Agent and the Banks (i) certified copies of its Charter Documents; (ii) evidence that all corporate action necessary for the valid execution, delivery and performance by the Borrower of the Loan Documents to which it is a party has been duly and effectively taken; (iii) an incumbency certificate signed by a duly authorized officer of the Borrower, and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of the Borrower, each of the Loan Documents to which each is a party and to give notices and to take action on the Borrower's behalf under the Loan Documents; (iv) a solvency certificate of the Borrower in form and substance satisfactory to the Agent; and (v) a favorable legal opinion addressed to the Agent and the Banks in form and substance satisfactory to the Agent and the Banks from counsel to the Borrower;

          (f) the Borrower shall have paid to the Agent the closing fee and the agent's fee as set forth in (S)4 hereof;

          (g) the Agent and the Banks shall have received an opinion of counsel to the Borrower satisfactory to the Agent and the Banks; and

          (h) the Agent and the Banks shall have received from the Borrower the initial Borrowing Base Report dated as of the Closing Date.

                                 7. COVENANTS.
                                    ---------

     7.1. Affirmative Covenants.  The Borrower agrees that until the
          ---------------------
termination of the Commitment and the payment and satisfaction in full of all the Obligations, the Borrower will, and will cause each of its Subsidiaries to comply with, its obligations as set forth throughout this Agreement and to:

          (a) furnish the Agent and the Banks: (i) as soon as available but in any event within ninety (90) days after the close of each fiscal year, the Borrower's audited consolidated and consolidating Financials for such fiscal year, certified by the Borrower's accountants, and the Borrower's consolidating Financials for such fiscal period; (ii) as soon as available but in any event within forty-five (45) days after the end of each fiscal quarter of the Borrower, the Borrower's unaudited consolidated and consolidating Financials for such quarter, certified by its chief financial officer; (iii) as soon as available but in any event within thirty (30) days after the end of each month in each fiscal year of the Borrower, unaudited monthly consolidated Financials for such month, certified by its chief financial officer; (iv) together with the quarterly and annual audited Financials, a certificate of the Borrower (the "Compliance Certificate") setting forth computations demonstrating compliance with the Borrower's financial covenants set forth herein, and certifying that no Default or Event of Default has occurred, or if it has, the actions taken by the Borrower with respect thereto; (v) within thirty (30) days after the end of each calendar month or at such earlier time as the Agent may request, a certificate of the Borrower setting forth computations demonstrating compliance with (S)7.3(b) hereof for the next twenty-four calendar months, calculated on a pro forma basis, with the calculation of
                                      --- -----
     Consolidated Total Interest Expense being calculated such that the amount of interest required to be paid or accrued by (1) the Borrower to the Banks on the Revolving Credit Loans shall be calculated as if the outstanding amount of the Revolving Credit Loans on such date equaled the Total Commitment on such date and that such Revolving Credit Loans were Base Rate Loans; and (2) notwithstanding anything to the contrary contained in any agreement, document or instrument otherwise evidencing any Indebtedness of Long Lane Trust, such Indebtedness shall bear interest at the rate of 8.6% per annum for the period from the Closing Date through January 1, 1998 and one-half of one percent per annum above the Base Rate thereafter; (vi) within fifteen (15) days after the end of each calendar month or at such earlier time as the Agent may request, a Borrowing Base Report setting forth the Borrowing Base as at the end of such calendar month; provided, however, in the event the Determined Value of the Unrestricted Public Equity Investment is at any time less than $9.375 per share, the Borrower shall deliver to the Agent a Borrowing Base Report as frequently as the Agent shall require; (vii) contemporaneously with the delivery thereof, copies of all accountants' management letters delivered to the Borrower or any of its Subsidiaries; and (viii) from time to time such other financial data and information as the Agent or any Bank may request;

          (b) keep true and accurate books of account in accordance with GAAP, maintain its current fiscal year and permit the Agent or any Bank or its designated representatives to inspect the Borrower's premises during normal business hours, to examine and be advised as to such or other business records upon the request of the Agent or any Bank, and to permit the Agent's or any Bank's commercial finance examiners to conduct periodic commercial finance examinations which prior to an Event of Default shall be no more often than two (2) per year;

          (c) (i) maintain its corporate existence, business and assets, (ii) keep its business and assets adequately insured, (iii) maintain its chief executive office in the United States, (iv) continue to engage in substantially similar lines of business, and (v) comply with all Requirements of Law, including ERISA and Environmental Laws;

          (d) notify the Agent and the Banks promptly in writing of (i) the occurrence of any Default or Event of Default, (ii) any noncompliance with ERISA or any Environmental Law or proceeding in respect thereof which could have a Materially Adverse Effect, (iii) any change of address, (iv) any threatened or pending litigation or similar proceeding affecting the Borrower or its Subsidiaries or any material change in any such litigation or proceeding previously reported and (v) claims against any assets or properties of the Borrower or any such Subsidiaries encumbered in favor of the Agent or any Bank;

          (e) use the proceeds of the Revolving Credit Loans solely to finance permitted acquisitions under (S)7.2(e) and for working capital purposes of the Borrower and its Subsidiaries, and not for the carrying of "margin security" or "margin stock" within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224;

          (f) cooperate with the Agent and the Banks, take such action, execute such documents, and provide such information as the Agent and the Banks may from time to time reasonably request in order further to effect the transactions contemplated by and the purposes of the Loan Documents; and

          (g) provide the Agent with simultaneous written notice of (i) the formation or acquisition of any Subsidiary formed or acquired after the Closing Date and (ii) the sale, disposition or dissolution of any Subsidiary of the Borrower.

     7.2. Negative Covenants.  The Borrower agrees that so long as there are any
          ------------------
Revolving Credit Loans outstanding and until the termination of the Commitment and the payment and satisfaction in full of all the Obligations, the Borrower will not and will not permit its Subsidiaries to:

          (a) create, incur or assume any Indebtedness other than (i) Indebtedness to the Agent and the Banks, (ii) current liabilities of the Borrower or any of its Subsidiaries not incurred through the borrowing of money or the obtaining of credit except credit on an open market customarily extended, (iii) Indebtedness in respect of taxes or other governmental charges contested in good faith and by appropriate proceedings and for which adequate reserves have been taken; (iv) unsecured Indebtedness of the Borrower and its Subsidiaries not otherwise provided for in this (S)7.2(a) which, when taken together with all Indebtedness of the Borrower and its Subsidiaries set forth on Schedule 7.2(a) does not
                                                    -------- ------
     exceed, in the aggregate, $5,000,000; (v) Indebtedness not included above and listed on Schedule 7.2(a) hereto and (vi) Indebtedness of the Borrower
                   -------- ------
     and SalesLink under the SalesLink Agreement;

          (b) create or incur any Liens on any of the property or assets of the Borrower or any of its Subsidiaries except (i) Liens securing the Obligations; (ii) Liens securing taxes or other governmental charges not yet due; (iii) deposits or pledges made in connection with social security obligations; (iv) Liens of carriers, warehousemen, mechanics and materialmen, less than 120 days old as to obligations not yet due; (v) easements, rights-of-way, zoning restrictions and similar minor Liens which individually and in the aggregate do not have a Materially Adverse Effect;
     (vi) purchase money security interests in or purchase money mortgages on real or personal property securing purchase money Indebtedness permitted by
     (S)7.2(a)(ii), covering only the property so acquired; (vii) other Liens existing on the date hereof and listed on Schedule 7.2(b) hereto; and
                                               -------- ------
     (viii) Liens to secure the Indebtedness permitted by (S)7.2(a)(vi);

          (c) with respect to the Borrower and its Subsidiaries, make any investments other than investments in (i) marketable obligations of the United States maturing within one (1) year, (ii) certificates of deposit, bankers' acceptances and time and demand deposits of United States banks having total assets in excess of $1,000,000,000, (iii) Investments existing on the date hereof and listed on Schedule 7.2(c) hereto; (iv) Investments
                                      -------- ------
     made by the Borrower in compliance with its Investment Policy; or (v) such other investments as the Agent and the Majority Banks may from time to time approve in writing;

          (d) with respect to the Borrower and its Subsidiaries, make any distributions on or in respect of its capital of any nature whatsoever, other than dividends payable solely in shares of common stock or distributions by Subsidiaries of the Borrower to the Borrower; provided,
                                                                    --------
     however, the Borrower shall be permitted to make distributions not
     -------
     otherwise permitted hereunder so long as no Default or Event of Default has occurred and is continuing and would not exist as a result thereof;

          (e) become party to a merger or sale-leaseback transaction, or to effect any disposition of assets other than in the ordinary course, and other than the sale of shares of a wholly-owned Subsidiary of the Borrower so long as the net cash proceeds of such sale received by the Borrower are equal to or greater than the carrying costs of the remaining shares of such Subsidiary after giving effect to such sale, or to purchase, lease or otherwise acquire assets other than in the ordinary course; provided,
                                                                 --------
     however, the Borrower shall be permitted to acquire the assets and/or stock
     -------
     of another entity so long as (i) such entity is in the same or a similar line of business as the Borrower; (ii) the Borrower has provided the Bank with five (5) Business Days prior written notice of such acquisition, which notice shall include a reasonably detailed description of the acquisition;
     (iii) the business and/or entity to be acquired would not subject the Agent or any Bank to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Agreement or the other Loan Documents; (iv) the Borrower has demonstrated to the satisfaction of the Agent and the Banks, based on a pro forma Compliance Certificate,
                                     --- -----
     compliance with (S)7.3 on a pro forma basis immediately prior to and after
                                 --- -----
     giving effect to any such acquisition; (v) the business and assets so acquired in each such acquisition shall be acquired by the Borrower free and clear of all liens and Indebtedness; and (vi) the aggregate purchase price of all acquisitions permitted hereunder does not exceed $11,000,000 during the term of this Agreement;

          (f) make any change in or amendment to the Borrower's or any Subsidiary's Charter Documents unless such change or amendment that would not have any adverse effect on the Agent's or any Bank's interest under the Loan Documents or the Borrower's or such Subsidiary's obligations under the Loan Documents;

          (g) the Borrower will not make any material change in its Investment Policy;

          (h) enter into any agreement, contract or arrangement (other than the Credit Agreement and the other Loan Documents) restricting the ability of any of the Borrower's Subsidiaries to pay or make dividends or distributions in cash or kind, to make loans, advances or other payments of whatsoever nature or to make transfers or distributions of all or any part of its assets to the Borrower; and

          (i) enter into any agreement (excluding this Agreement and the Loan Documents) prohibiting the creation or assumption of any Lien upon any of its properties, revenues or assets of the Borrower or its Subsidiaries, whether now owned or hereafter acquired, (including, without limitation, the Borrower's interest in CMG@Ventures I and CMG@Ventures II) other than agreements with Persons prohibiting any such lien on such assets in which such Person has a prior security interest which is a Permitted Lien.

     7.3. Financial Covenants.  The Borrower agrees that so long as there are
          -------------------
any Revolving Credit Loans outstanding and until the termination of the Commitment and the payment and satisfaction in full of all the Obligations, the Borrower will not:

          (a) make capital expenditures which in the aggregate and on a consolidated basis exceed $3,700,000 in any fiscal year; provided, however,
                                                              --------  -------
     that, if during any fiscal year the amount of capital expenditures permitted for that fiscal year is not so utilized, such unutilized amount may be utilized in the next succeeding fiscal year but not in any subsequent fiscal year;

          (b) permit the Minimum Debt Service Reserve at any time to be less than the greater of (i) $5,000,000 or (ii) 24 months of Consolidated Total Debt Service from the date of determination.

          (c) permit Consolidated Tangible Net Worth at any time to be less than $14,000,000 in the aggregate for such period.

                      8. EVENTS OF DEFAULT; ACCELERATION.
                         -------------------------------

     If any of the following events ("Events of Default") shall occur:

          (a) the Borrower shall fail to pay when due and payable any principal of the Revolving Credit Loans when the same becomes due;

          (b) the Borrower shall fail to pay interest on the Revolving Credit Loans, or any other sum due under any of the Loan Documents within two (2) Business Days after the date on which the same shall have first become due and payable;

          (c) the Borrower or any Subsidiary shall fail to perform any term, covenant or agreement contained in (S)(S)7.1(a), 7.1(d) through (h), 7.2 and 7.3;

          (d) the Borrower or any Subsidiary shall fail to perform any other term, covenant or agreement contained in the Loan Documents within fifteen
     (15) days after the Agent has given written notice of such failure to the Borrower;

          (e) any representation or warranty of the Borrower or any of its Subsidiaries in the Loan Documents or in any certificate or notice given in connection therewith shall have been false or misleading in any material respect at the time made or deemed to have been made;

          (f) the Borrower or any of its Subsidiaries shall be in default (after any applicable period of grace or cure period) under any agreement or agreements evidencing Indebtedness owing to the Bank or any affiliates of the Bank, or in excess of $500,000 in aggregate principal amount, or shall fail to pay such Indebtedness when due, or within any applicable period of grace;

          (g) any of the Loan Documents shall cease to be in full force and effect,

          (h) the Borrower or any of its Subsidiaries (i) shall make an assignment for the benefit of creditors, (ii) shall be adjudicated bankrupt or insolvent, (iii) shall seek the appointment of, or be the subject of an order appointing, a trustee, liquidator or receiver as to all or part of its assets, (iv) shall commence, approve or consent to, any case or proceeding under any bankruptcy, reorganization or similar law and, in the case of an involuntary case or proceeding, such case or proceeding is not dismissed within forty-five (45) days following the commencement thereof, or (v) shall be the subject of an order for relief in an involuntary case under federal bankruptcy law;

          (i) the Borrower or any of its Subsidiaries shall be unable to pay its debts as they mature;

          (j) there shall remain undischarged for more than thirty (30) days any final judgment or execution action against the Borrower or any of its Subsidiaries that, together with other outstanding claims and execution actions against the Borrower and its Subsidiaries exceeds $500,000 in the aggregate; or

          (k) an Event of Default (as such term is defined in the SalesLink Agreement) has occurred and is continuing under the SalesLink Agreement then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Revolving Credit Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default
                        --------
specified in (S)(S)8(h) or 8(i), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or any Bank.

     If any one or more of the Events of Default specified in (S)8(h) or (S)8(i) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all further obligations to make Revolving Credit Loans to the Borrower. If any other Event of Default shall have occurred and be continuing, the Agent may and, upon the request of the Majority Banks, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Revolving Credit Loans. No termination of the credit hereunder shall relieve the Borrower or any of its Subsidiaries of any of the Obligations.

     In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Revolving Credit Loans pursuant to (S)8, each Bank, if owed any amount with respect to the Revolving Credit Loans, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become
    -- -----
due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Agent or the holder of any Revolving Credit Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

                                  9. SETOFF.
                                     ------

     Regardless of the adequacy of any collateral for the Obligations, any deposits or other sums credited by or due from any of the Banks to the Borrower may be applied to or set off following an Event of Default against any principal, interest and any other amounts due from the Borrower to the Banks at any time without notice to the Borrower, or compliance with any other procedure imposed by statute or otherwise, all of which are hereby expressly waived by the Borrower. Each of the Banks agrees with each other Bank that (a) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Bank, other than Indebtedness evidenced by the Revolving Credit Notes held by such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Revolving Credit Notes held by such Bank, and
(b) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Revolving Credit Notes held by such Bank by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Revolving Credit Note or Revolving Credit Notes held by such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Revolving Credit Notes held by all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or
                               --- -----
otherwise as shall result in each Bank receiving in respect of the Revolving Credit Notes held by it, its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter
           --------
recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                                10. THE AGENT.
                                    ---------

     10.1. Authorization.
           -------------

           (a) The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that
                                                                   --------
     no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent.

           (b) The relationship between the Agent and each of the Banks is that of an independent contractor. The use of the term "Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Agent and each of the Banks. Nothing contained in this Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agent and any of the Banks.

           (c) As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Agent is nevertheless a "representative" of the Banks, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Banks and the Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Banks and the Agent.

     10.2. Employees and Agents.  The Agent may exercise its powers and execute
           --------------------
its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

     10.3. No Liability.  Neither the Agent nor any of its shareholders,
           ------------
directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     10.4. No Representations. The Agent shall not be responsible for the
           ------------------
execution or validity or enforceability of this Agreement, the Revolving Credit Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes, or for the value of any such collateral security or for the validity, enforceability or collectibility of any such amounts owing with respect to the Revolving Credit Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Revolving Credit Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Borrower or any of its Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

     10.5. Payments.
           --------

           10.5.1. Payments to Agent.  A payment by the Borrower to the Agent
                   -----------------
     hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees promptly to distribute to each Bank such Bank's pro rata share of payments received by
                                         --- ----
     the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

           10.5.2. Distribution by Agent.  If in the opinion of the Agent the
                   ---------------------
     distribution of any amount received by it in such capacity hereunder, under the Revolving Credit Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

           10.5.3. Delinquent Banks.  Notwithstanding anything to the contrary
                   ----------------
     contained in this Agreement or any of the other Loan Documents, any Bank that fails (a) to make available to the Agent its pro rata share of any
                                                       --- ----
     Revolving Credit Loan or (ii) to comply with the provisions of (S)9 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all
                         --- ----
     of the Banks, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Revolving Credit Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Revolving Credit Loans.
                      --- ----
     The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata
                                                                  --- ----
     shares of all outstanding Revolving Credit Loans. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Revolving Credit Loans of the nondelinquent Banks, the Banks' respective pro rata shares of
                                                             --- ----
     all outstanding Revolving Credit Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     10.6. Holders of Revolving Credit Notes.  The Agent may deem and treat the
           ---------------------------------
payee of any Revolving Credit Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     10.7. Indemnity.  The Banks ratably agree hereby to indemnify and hold
           ---------
harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by (S)12), and liabilities of every nature and character arising out of or related to this Agreement, the Revolving Credit Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

     10.8.    Agent as Bank.  In its individual capacity, BankBoston shall have
              -------------
the same obligations and the same rights, powers and privileges in respect to its Commitment and the Revolving Credit Loans made by it, and as the holder of any of the Revolving Credit Notes, as it would have were it not also the Agent.

     10.9.    Resignation.  The Agent may resign at any time by giving sixty
              -----------
(60) days prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     10.10. Notification of Defaults and Events of Default.  Each Bank hereby
            ----------------------------------------------
agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this (S)10.10 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

                       11. ASSIGNMENT AND PARTICIPATION.
                           ----------------------------

     11.1. Conditions to Assignment by Banks.  Except as provided herein, each
           ---------------------------------
Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Revolving Credit Loans at the time owing to it, the Revolving Credit Notes held by it); provided that (a) each of the Agent and, unless a Default or Event
             --------
of Default shall have occurred and be continuing, the Borrower shall have given its prior written consent to such assignment, which consent, in the case of the Borrower, will not be unreasonably withheld, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Agreement, (c) each assignment shall be in an amount that is a whole multiple of $1,000,000 and (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, in form and substance satisfactory to the Agent (an "Assignment and Acceptance"), together with any Revolving Credit Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in (S)11.3, be released from its obligations under this Agreement.

     11.2. Certain Representations and Warranties; Limitations; Covenants.  By
           --------------------------------------------------------------
executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

           (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto,

           (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

           (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in (S)7.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

           (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

           (e) such assignee represents and warrants that it is an Eligible Assignee;

           (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

           (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Bank; and

           (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

     11.3. Register.  The Agent shall maintain a copy of each Assignment and
           --------
Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $2,500.

     11.4. New Revolving Credit Notes.  Upon its receipt of an Assignment and
           --------------------------
Acceptance executed by the parties to such assignment, together with each Revolving Credit Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Revolving Credit Note, a new Revolving Credit Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Revolving Credit Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Revolving Credit Notes shall provide that they are replacements for the surrendered Revolving Credit Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Revolving Credit Notes, shall be dated the effective date of such in Assignment and Acceptance and shall otherwise be substantially the form of the assigned Revolving Credit Notes. Within five (5) days of issuance of any new Revolving Credit Notes pursuant to this (S)11.4, the Borrower shall deliver an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of such new Revolving Credit Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Revolving Credit Notes shall be canceled and returned to the Borrower.

     11.5. Participations.  Each Bank may sell participations to one or more
           --------------
banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided
                                                                      --------
that (a) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower, and (b) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Revolving Credit Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any commitment fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

     11.6. Disclosure.  The Borrower agrees that in addition to disclosures made
           ----------
in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or
--------
participants shall agree (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

     11.7. Assignee or Participant Affiliated with the Borrower.  If any
           ----------------------------------------------------
assignee Bank is an Affiliate of the Borrower or any of its Subsidiaries, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to (S)11.1 or
(S)11.2, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Revolving Credit Loans. If any Bank sells a participating interest in any of the Revolving Credit Loans to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to
(S)11.1 or (S)11.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Revolving Credit Loans to the extent of such participation.

     11.8. Miscellaneous Assignment Provisions.  Any assigning Bank shall retain
           -----------------------------------
its rights to be indemnified pursuant to (S)12 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this (S)11 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Revolving Credit Notes) to any of the twelve Federal Reserve Banks organized under (S)4 of the Federal Reserve Act, 12 U.S.C. (S)341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

     11.9. Assignment by Borrower.  The Borrower shall not assign or transfer
           ----------------------
any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

                              12. MISCELLANEOUS.
                                  -------------

     The Borrower agrees to indemnify and hold harmless the Agent and the Banks and their officers, employees, affiliates, agents, and controlling persons from and against all claims, damages, liabilities and losses of every kind arising out of the Loan Documents, including without limitation, against those in respect of the application of Environmental Laws to the Borrower and its Subsidiaries absent the gross negligence or willful misconduct of the Agent and the Banks. The Borrower shall pay to the Agent and the Banks promptly on demand all costs and expenses (including any taxes and reasonable legal and other professional fees [and fees of its commercial finance examiner which commercial finance examiner fees shall not exceed $5,000 in any twelve (12) month period
                                        -----
prior to the occurrence of an Event of Default]) incurred by the Agent and the Banks in connection with the preparation, negotiation, execution, amendment, administration or enforcement of any of the Loan Documents. Any communication to be made hereunder shall (a) be made in writing, but unless otherwise stated, may be made by telex, facsimile transmission, overnight delivery or letter, and
(b) be made or delivered to the address of the party receiving notice which is identified with its signature below (unless such party has by five (5) days written notice specified another address), and shall be deemed made or delivered, when dispatched, left at that address, one (1) day after given to an overnight delivery service, or five (5) days after being mailed, postage prepaid, to such address. This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns, but the Borrower may not assign its rights or obligations hereunder. This Agreement may not be amended or waived except by a written instrument signed by the Borrower, the Agent and the Majority Banks, and any such amendment or waiver shall be effective only for the specific purpose given; provided, however,
                                                        --------  -------
notwithstanding the foregoing, (a) (i) the rate of interest on the Revolving Credit Notes, (ii) the term of the Revolving Credit Notes, (iii) the Commitment amounts and the amount of the fees hereunder, (iv) the definition of Majority Banks, (v) the advance rates set forth in the definition of Borrowing Base, and
(vi) this sentence of (S)12 shall not be changed without the written consent of all the Banks, and (b) (i) the amount of the agent's fee and (ii) (S)10 may not be amended without the consent of the Agent. No failure or delay by the Bank to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The provisions of this Agreement are severable and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction. This Agreement, together with all Schedules hereto, expresses the entire understanding of the parties with respect to the transactions contemplated hereby. This Agreement and any amendment hereby may be executed in several counterparts, each of which shall be an original, and all of which shall constitute one agreement. In proving this Agreement, it shall not be necessary to produce more than one such counterpart executed by the party to be charged. THIS AGREEMENT AND THE REVOLVING CREDIT NOTES ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL BE CONSTRUED IN ACCORDANCE THEREWITH AND GOVERNED THEREBY. THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN. The Borrower, as an inducement to the Bank to enter into this Agreement, hereby waives its right to a jury trial with respect to any action arising in connection with any Loan Document.

     IN WITNESS WHEREOF, the undersigned have duly executed this Revolving Credit Agreement as a sealed instrument as of the date first above written.

                                  CMG INFORMATION SERVICES, INC.



                                  By: /s/ Andrew J. Hajducky III
                                     -----------------------------
                                     Name: Andrew J. Hajducky III
                                     Title: Treasurer

                                  Address:
                                  --------

                                  100 Brickston Square, First Floor
                                  Andover, Massachusetts 01810
                                  Tel:  (508)
                                  Fax:  (508)



                                  BANKBOSTON, N.A. (f/k/a/ The First
                                  National Bank of Boston),
                                  individually and as Agent


                                  By: Daniel G. Head, Jr.
                                     -----------------------------
                                     Name:  Daniel G. Head, Jr.
                                     Title:  Vice President

                                  Address:
                                  --------

                                  100 Federal Street
                                  High Technology Division
                                  Boston, Massachusetts  02110
                                  Tel:  (617)434-7524
                                  Fax:  (617)434-0819